Exhibit 10.2
TERMINATION OF
FOREIGN ACCOUNTS CREDIT AND SECURITY AGREEMENT
     Regions Bank (“Lender”) and SYNERGETICS, INC., a Missouri corporation (“Synergetics”), SYNERGETICS USA, INC., a Delaware corporation, SYNERGETICS GERMANY, GMBH; SYNERGETICS ITALIA, SRL, and SYNERGETICS FRANCE, SARL, a French company (individually, a “Borrower” and together, the “Borrowers”), entered into a certain Foreign Accounts Credit and Security Agreement dated as of June 20, 2007, as heretofore amended (the “Credit Agreement”).
     There are no Advances or Loans outstanding under the Credit Agreement, and Lender and Borrowers desire to terminate the Credit Agreement.
     NOW, THEREFORE, the Credit Agreement is hereby terminated, effective November 30, 2010 (the “Effective Date”). Promptly after the Effective Date, Lender shall mark the Third Amended and Restated Foreign Accounts Revolving Note “canceled” and will destroy such note or, at the request of Borrowers, will return such canceled note to Borrowers.
     In consideration of the agreement of Lender to terminate the Credit Agreement at the request of Borrowers, Borrowers hereby release, discharge and acquit forever Lender and any of its officers, directors, servants, agents, employees and attorneys, past and present, from any and all claims, demands and causes of action, of whatever nature, whether in contract or tort, accrued or to accrue, contingent or vested, known or unknown, arising out of or relating to the loans evidenced by the Credit Agreement, as hereby amended, or Lender’s administration of the same or any other actions taken pursuant to the Credit Agreement or under any other documents or instruments evidencing loans made by Lender to Borrowers or the administration of same; provided, however, that the foregoing release and the following indemnity relate only to actions or inactions of Lender through the date hereof. This provision shall survive termination of the Credit Agreement.
[Remainder of page intentionally left blank. Signature page follows]

     IN WITNESS WHEREOF, Borrowers and Lender have executed this Termination of Credit Agreement as of November 30, 2010.

BORROWERS: SYNERGETICS, INC.
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Chief Financial Officer

and SYNERGETICS USA, INC.
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Chief Financial Officer

and SYNERGETICS GERMANY GMBH
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Director

And0 SYNERGETICS ITALIA, SRL
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Director

and SYNERGETICS FRANCE, SARL
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Director

LENDER: REGIONS BANK
By:	/s/ Anne D. Silvestri
	Name:	Anne D. Silvestri
	Title:	Senior Vice President

2